Supplement dated November 21, 2014, to the following AMR Class prospectuses and summary prospectuses:

American Beacon Balanced Fund
American Beacon Large Cap Value Fund
American Beacon International Equity Fund
American Beacon Emerging Markets Fund
American Beacon High Yield Bond Fund
Prospectus and Summary Prospectus dated February 28, 2014

American Beacon Small Cap Value Fund
Prospectus dated February 28, 2014, and Summary Prospectus dated August 20, 2014

American Beacon Mid-Cap Value Fund
Prospectus dated February 28, 2014, and Summary Prospectus dated October 15, 2014

The information below supplements each Fund's Prospectus and Summary Prospectus, and is in addition to any other supplement(s):

On November 20, 2014, American Beacon Advisors, Inc. (the "Manager"), the manager of the American Beacon Funds (the "Trust"), announced that its parent company, Lighthouse Holdings Parent, Inc., agreed to be acquired by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, both of which are private equity firms. The announcement states that the parties expect to complete the sale in the second quarter of 2015, subject to the satisfaction of certain closing conditions.  Completion of the sale would result in a change of control of the Manager and the termination of the Trust's management and investment advisory agreements.  Thus, prior to completion of the sale, the Board of Trustees (the "Board") of the Trust will be asked to meet to determine whether to approve new management agreements with the Manager that would become effective upon the completion of the sale.  If the Board takes this action, a meeting of the Funds' shareholders will be called to consider new management agreements and such other matters as the Board may deem appropriate.  In advance of the meeting, proxy materials will be sent to shareholders regarding the new management agreements and any other matters proposed for shareholder approval.  The Manager has represented that, if this sale occurs, there are no anticipated changes in the services provided by the Manager or in the fee rates charged by the Manager to the Funds.

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